Exhibit 99.1

Independent Accountants’ Agreed-Upon Procedures Report

VW Credit, Inc. (the “Company”)
TD Securities (USA) LLC
BofA Securities, Inc.
Citigroup Global Markets Inc.
Scotia Capital (USA) Inc.
(collectively, the “Specified Parties”)

Re: Volkswagen Auto Lease Trust 2026-C – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “VALT2026-C AUP KPMG_Upsize.xlsx” provided by the Company on October 23, 2026, containing information on 35,876 retail automobile leases and the related leased vehicles (the “Auto Leases”) as of September 30, 2026 (the “Data File”), which we were informed are intended to be included as collateral in the offering by Volkswagen Auto Lease Trust 2026-C. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting the Specified Parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts, percentages, mileage allowances, and dates were within $1.00, 0.1%, 10 miles, and 10 days, respectively.

•	The term “Sample Selection File” means the tab entitled “Base” in an electronic data file entitled “VALT 2026-C_KPMG Base and Upsize Pools.xlsx” provided by the Company on October 15, 2026, containing information on 26,921 leases, which we were informed are intended to be included as collateral in the offering by Volkswagen Auto Lease Trust 2026-C.

KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

•	The term “Lease Contract” means motor vehicle lease agreement, closed end motor vehicle lease, lease agreement assumption request form, and/or other related documents.

•	The term “Title Document” means certificate of title, confirmation of security interest (lien), confirmation of lien perfection, lien entry, notice of record, registration statement, motor vehicle division statement, notice of liens, application for title, electronic title document, and/or other related documents which the Company informed us are acceptable forms of title.

•	The term “Odometer Disclosure Statement” means a document disclosing the mileage of a vehicle upon transfer of ownership.

•	The term “Insurance Agreement” means an insurance identification card, agreement to provide insurance, letter of coverage, insurance coverage acknowledgment, financial responsibility identification card, insurance policy, insurance coverage statement, and/or other related documents.

•	The term “Company’s Asset System Screenshots” means screenshots of customer records (including, but not limited to, credit scores and credit approval decisions) that the Company informed us were extracted from its FISERV asset origination and monitoring system.

•	The term “Accounting Universe Schedules” means electronic data files containing information on the Auto Leases’ manufacturer’s suggested retail price (“MSRP”) and delinquency history.

•	The term “Model Mapping Schedule” means an electronic data file entitled “Model Mapping_VALT26-C.xlsx” provided by the Company on October 26, 2026, containing alternate model names found in the Lease Contract which may be considered equivalent to the corresponding VEHICLESHORTMODEL attribute contained in the Data File.

•	The term “Source Documents” means the following information provided by the Company:

–	Lease Contract

–	Title Document

–	Odometer Disclosure Statement

–	Insurance Agreement

–	Company’s Asset System Screenshots

–	Accounting Universe Schedules

–	Model Mapping Schedule

The Source Documents were represented by the Company to be either electronic copies of the original Source Documents, and/or electronic representations of the records contained within the Company’s systems. We make no representation regarding the validity, enforceability, authenticity, or accuracy of the information in the documents, or the documents themselves, or the execution of the Lease Contract by the borrower(s).

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in Exhibit A.

•	The term “Provided Information” means the Source Documents and Instructions.

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The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.	We randomly selected a sample of 125 Auto Leases, using a random sampling tool, from the Sample Selection File (the “Sample Leases”). For the purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Auto Leases we were instructed to randomly select from the Sample Selection File.

B.	For each Sample Lease, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Source Documents, utilizing the Instructions, as applicable. The Company indicated that the absence of any of the information in the Source Documents or the inability to agree the indicated information from the Data File to the Source Documents for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Source Documents are listed in the order of priority with the highest priority listed first.

Attribute	Provided Information
VIN	Lease Contract
EFFECTIVEDATE	Lease Contract
FINANCEDAMT	Lease Contract
ORIGTERM	Lease Contract
MOPMT	Lease Contract, Company’s Asset System Screenshots
VEHICLEMAKE	Lease Contract, Instructions
VEHICLEYR	Lease Contract
FIRST_PMT_DUE_DT	Lease Contract, Company’s Asset System Screenshots
VEHICLESHORTMODEL	Lease Contract, Title Document, Model Mapping Schedule, Instructions
GARAGINGSTATE	Lease Contract, Company’s Asset System Screenshots
NEWUSEDIND	Lease Contract, Company’s Asset System Screenshots, Odometer Disclosure Statement, Instructions
MATURITYDATE	Instructions
AUTOAPPROVAL	Company’s Asset System Screenshots
FICO	Company’s Asset System Screenshots
COOBLIGOR	Lease Contract
CURR_REMTERM	Instructions
MSRP	Accounting Universe Schedules
DAYSDELINQ	Accounting Universe Schedules

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Attribute	Provided Information
CONTRACTRESIDUAL	Lease Contract
ALLOWANCESMILES	Lease Contract

We found such information to be in agreement without exception.

C.	For each Sample Lease, we observed the presence of the following in the Source Documents:

1.	An electronic copy of the Title Document listing the Company or its subsidiaries (e.g., “Volkswagen Credit Leasing Ltd,” “VW Credit Leasing Limited,” “VW Credit Leasing Ltd,” “VW Credit Lsg Ltd,” “VW Credit Leasing,” “VW Credit LSG,” “VW Credit Leasing LTD LSR,” “VW Credit Leasing LTD Lessor,” “VW Credit Inc Lessor,” “VW Credit Inc,” “VW Credit LSG LTD LSR,” “VW Credit Leasing INC LSR,” “VW Credit Leasing LTD (Lessor),” “VW Credit Leasing LTD C/O,” “Audi Financial Services” or “Audi Financial”) as the security interest holder of the vehicle. For purposes of this procedure, we were instructed by the Company to ignore differences due to punctuation. We did not perform any procedures to determine if the Title Document complied with the Company’s guidelines for preparation and we make no representation regarding the validity or enforceability of the security interest;

2.	An electronic copy of insurance policy information contained within the Lease Contract or Insurance Agreement;

3.	An electronic copy of a signed Lease Contract. We make no representation regarding the authenticity of the signature; and,

4.	Two buyer names in the co-buyer section for each Sample Lease with a COOBLIGOR value of “Y.”

We found such information to be present without exception.

We were engaged by the Company to perform this agreed-upon procedures engagement. We conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Auto Leases, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Auto Leases to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Auto Leases being securitized, (iii) the compliance of the originator of the Auto Leases with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Auto Leases that would be material to the likelihood that the issuer of the asset-backed notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

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The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

McLean, Virginia
October 30, 2026

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Exhibit A – Instructions

Number	Attribute	Instructions
1.	VEHICLEMAKE	For Sample Leases for which the Data File value is “Volkswagen,” consider the Vehicle Make to be in agreement if the Provided Information value is “VW”
2.	VEHICLESHORTMODEL	Compare the Data File value to the Provided Information value excluding trim or engine type
3.	NEWUSEDIND

Consider the NEWUSEDIND to be “U” if the mileage in the Provided Information is equal to or great than 10,000 miles.

Consider the NEWUSEDIND to be “N” if the mileage in the Provided Information is less than 10,000 miles.

4.	MATURITYDATE	Recompute as the date equal to: a. FIRST_PMT_DUE_DT plus b. ORIGTERM number of months
5.	CURR_REMTERM

Recompute as the number of months between:

a.      MATURITYDATE and September 30, 2026

less

two (2) months if the MATURITYDATE day value is equal to 30

or

one (1) month if the MATURITYDATE day value is not equal to 30

A-1